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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      March 5, 2001
                                                  ---------------------


                              HEADHUNTER.NET, INC.
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             (Exact name of Registrant as specified in Its Charter)


GEORGIA                 000-27003                   58-2403177
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(State of               (Commission                 (IRS Employer Incorporation)
File Number)            Identification No.)



333 Research Court, Suite 200, Norcross, Georgia               30092
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(Address of principle executive offices)                       (Zip Code)


(Telephone number of registrant)            (800) 891-8880
                                    -----------------------------------


                                 NOT APPLICABLE
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              (Former Name, Former Address and Former Fiscal Year,
                         if changed since last report)



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ITEM 5.  OTHER EVENTS

      On March 5, 2001, the Company entered into an agreement with Yahoo! Inc. to be the sole provider of job listings for Yahoo! Careers, a service on the Yahoo.com web site. In connection with the agreement, the Company and Yahoo! also entered into a warrant purchase agreement and the Company issued a warrant to Yahoo! for the purchase of up to 310,559 shares of the Company's common stock at an exercise price of $6.44 per share.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial Statements.

                  Not applicable.

            (b)   Pro Forma Financial Information.

                  Not applicable.

            (c)   Exhibits

                  99.1  Press Release, dated March 7, 2001

                  99.2  Press Release, dated March 7, 2001



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HeadHunter.NET
                                             -----------------------------------

Date: March 8, 2001                          By: /s/ W. Craig Stamm
      ----------------------------               -------------------------------
                                                  W. Craig Stamm
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1              Press Release, dated March 7, 2001

99.2              Press Release, dated March 7, 2001